NATIXIS FUNDS

Supplement dated December 14, 2021 to the Statutory Prospectus, dated June 1, 2021, as may be revised or supplemented from time to time, for the following Funds:

Natixis Sustainable Future 2015 Fund®	Natixis Sustainable Future 2040 Fund®
Natixis Sustainable Future 2020 Fund®	Natixis Sustainable Future 2045 Fund®
Natixis Sustainable Future 2025 Fund®	Natixis Sustainable Future 2050 Fund®
Natixis Sustainable Future 2030 Fund®	Natixis Sustainable Future 2055 Fund®
Natixis Sustainable Future 2035 Fund®	Natixis Sustainable Future 2060 Fund®

(each a “Fund” and together the “Funds”)

Effective December 15, 2021, the following segment descriptions are amended and restated under the headings “U.S. Equity” and “Non-U.S. Equity” within the sub-section “Principal Investment Strategies” in the section “More About Goals and Strategies” in the Funds’ Prospectus:

Active Index Advisors® (“AIA”) U.S. Large Cap Value ESG Segment – This segment, managed by the Natixis Investment Managers Solutions (“Solutions”) division of Natixis Advisors, consists of a well-diversified portfolio of stocks that is designed to track the performance results and risk characteristics of the S&P 500® Value Index. Solutions creates the investable universe using third party ESG ratings and controversy scores (i.e., a measurement impacted by a company’s exposure to negative ESG events and/or practices) and invests in companies with above-average ESG risk management practices, aiming to reduce the risks associated with poor ESG risk management practices and severe controversies. Solutions then applies an optimization process that seeks to construct a portfolio of stocks that replicates the characteristics and returns of the index while aiming to keep tracking error low. Solutions may sell a security due to a decline in its ESG rating, to adjust tracking error relative to the index or for risk management purposes. The particular securities and weight that Solutions holds in each security are managed in a systematic process that uses a risk model and optimization. The optimization function seeks to replicate the characteristics and returns of the index (i.e., minimize tracking error) while exclusively investing in the universe of companies selected on the basis of ESG characteristics.

AIA U.S. Small/Mid Cap ESG Segment – This segment, managed by the Solutions division of Natixis Advisors, consists of a well-diversified portfolio of stocks that is designed to track the performance results and risk characteristics of the S&P 1000® Index. Solutions creates the investable universe using third party ESG ratings and controversy scores and invests in companies with above-average ESG risk management practices, aiming to reduce the risks associated with poor ESG risk management practices and severe controversies. Solutions then applies an optimization process that seeks to construct a portfolio of stocks that replicates the characteristics and returns of the index while aiming to keep tracking error low. Solutions may sell a security due to a decline in its ESG rating, to adjust tracking error relative to the index or for risk management purposes. The particular securities and weight that Solutions holds in each security are managed in a systematic process that uses a risk model and optimization. The optimization function seeks to replicate the characteristics and returns of the index (i.e., minimize tracking error) while exclusively investing in the universe of companies selected on the basis of ESG characteristics.

AIA International Developed Markets Equity ESG Segment – This segment, managed by the Solutions division of Natixis Advisors, invests in stocks and/or mutual funds or exchange-traded funds (“ETFs”) that hold stocks of large- and mid-capitalization companies located in international developed markets and is designed to track the performance results and risk characteristics of the MSCI EAFE Index. Solutions creates the investable universe of stocks using third party ESG ratings and controversy scores and invests in companies with above-average ESG risk management practices, aiming to reduce the risks associated with poor ESG risk management practices and severe controversies. Solutions then applies an optimization process that seeks to construct a portfolio of stocks that replicates the characteristics and returns of the index while aiming to keep tracking error low. Solutions may sell a security due to a decline in its ESG rating, to adjust tracking error relative to the index, if another security is more attractive or for risk management purposes. The particular securities and weight that Solutions holds in each security are managed in a systematic process that uses a risk model and optimization. The optimization function seeks to replicate the characteristics and returns of the index (i.e., minimize tracking error) while exclusively investing in the universe of companies selected on the basis of ESG characteristics.

Effective December 15, 2021, the fourth paragraph under the heading “Additional Information” in the sub-section “Principal Investment Strategies” in the section “More About Goals and Strategies” is amended and restated as follows:

The following glide path represents the shifting of equity and fixed-income allocations over time and shows how the Fund’s asset mix becomes more conservative as the target date approaches and passes. As investors approach and move through retirement, they transition from living on active income to relying on passive income sources, and therefore become more sensitive to capital losses. As a result, an investor will transition to larger and larger fixed income allocations. Additionally, the Fund’s fixed income exposure overall is purposefully higher in quality, which improves its ballast to equity risk. This reflects individuals’ expected need for reduced market risks as retirement approaches and for low portfolio volatility after retirement. The Fund is a “through” target date fund. This means that the Fund is expected to reach its final allocations approximately 10 years past its target year.

Effective December 15, 2021, the second and third paragraphs within the section entitled “Exchanging or Converting Shares” are hereby deleted.